UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

NEXTNAV INC.

(Exact name of registrant as specified in charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 5th Floor McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(800) 775-0982

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2024, NextNav Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the Company’s stockholders voted and: (1) elected each of the Company’s nominees for director to the Company’s Board of Directors (the “Board”); (2) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; and (3) approved the issuance of shares of Company common stock in satisfaction of future payment obligations pursuant to the transaction with Telesaurus and Skybridge, in accordance with Nasdaq Listing Rule 5635(a) and (b). Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Meeting.

Proposal 1.

To elect the six director nominees to the Board, each to serve until the Company’s 2025 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified, subject to such person’s prior death, resignation, retirement, disqualification or removal from office.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mariam Sorond	57,515,890	112,884	13,407,070
Alan B. Howe	57,303,584	325,190	13,407,070
Bandel L. Carano	54,578,456	3,050,318	13,407,070
Jonathan A. Marcus	57,532,550	96,224	13,407,070
John B. Muleta	57,556,376	72,398	13,407,070
Neil S. Subin	55,683,984	1,944,790	13,407,070

Proposal 2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Votes Abstained
71,007,556	20,905	7,383

Proposal 3.

To approve the issuance of shares of Company common stock in satisfaction of future payment obligations pursuant to the transaction with Telesaurus and Skybridge, in accordance with Nasdaq Listing Rule 5635(a) and (b).

Votes For	Votes Against	Votes Abstained
57,533,670	77,957	17,147

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024

NEXTNAV INC.

By:	/s/ Christian D. Gates
	Name:	Christian D. Gates
	Title:	Chief Financial Officer